Exhibit 10.55

as of February    , 2005

Form of Equity Issuance Agreement

A form of Equity Issuance Agreement substantially in this format will be provided to certain lessors and lenders.

Ladies and Gentlemen:

This letter agreement (the “Agreement”) supplements one or more Agreement to Amend Operative Documents (“AAOD”) executed by the parties.  In consideration for the agreements of the undersigned [Owner/Loan] Participant (as defined in the AAOD) (“Beneficiary”)  set forth in the AAOD, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, FLYi, Inc. (“FLYi”) and Beneficiary agree as follows. Capitalized terms that are not defined in this Agreement shall have the meanings given to them in the AAOD.

Section 1.                                          Issuance of Shares.

Subject to the (a) effectiveness of the AAOD and (b) satisfaction of any requirements of the Nasdaq National Market (“Nasdaq”), FLYi shall, not later than fifteen days after the Restructuring Date deliver to the Beneficiary the number of shares of common stock of FLYi set forth on the attached Schedule 1 (the “Shares”).

Section 2.                                          Representations and Warranties.

(a)                                  FLYi represents and warrants that as of the date of this Agreement and as of the Restructuring Date:

(i)                                     the execution, delivery and performance of this Agreement by FLYi have been duly authorized by all necessary corporate action on the part of FLYi;

(ii)                                  this Agreement has been duly executed and delivered by FLYi, and constitutes the legal, valid and binding obligation of FLYi, enforceable against FLYi in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

(iii)                               the issuance of the Shares hereunder has been duly authorized by all necessary corporate action on the part of FLYi, and

(iv)                              when delivered to the Beneficiary in accordance with this Agreement, the Shares will be duly and validly issued and fully paid and non-assessable and not subject to any preemptive or other similar rights.

(b)                                 The Beneficiary represents and warrants that as of the date of this Agreement and as of the Restructuring Date:

(i)                                     the execution, delivery and performance of this Agreement by the Beneficiary have been duly authorized by all necessary corporate action, limited liability company action, partnership action or banking or trust company action, as the case may be, on the part of the Beneficiary; and

(ii)                                  this Agreement has been duly executed and delivered by the Beneficiary and constitutes the legal, valid and binding obligation of Beneficiary, enforceable against the Beneficiary in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

(c)                                  The Beneficiary:

(i)                                     represents that it is acquiring the Shares for its own account or for an account with respect to which it exercises sole investment discretion, and that it or such account, as the case may be, is an “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act (an “Institutional Accredited Investor”) or a “qualified institutional buyer” within the meaning of Rule 144A;

(ii)                                  represents that it is acquiring the Shares for investment purposes and not with a view to distribution thereof;

(iii)                               acknowledges that the Shares are being offered in a transaction not involving any public offering within the meaning of Section 4(2) of the Securities Act, have not been registered under the Securities Act and may be re-offered, resold, pledged or otherwise transferred only as permitted in paragraph (iv) below;

(iv)                              agrees that (A) it will not re-offer, resell, pledge or otherwise transfer Shares, other than (1) in a transaction entitled to an exemption from registration provided by Rule 144 under the Securities Act (if available), (2) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, (3) to an Institutional Accredited Investor pursuant to any other exemption from the registration requirements of the Securities Act, subject in each case to the receipt by FLYi (I) from the proposed transferee of a letter substantially in the form of this Section 2(c) and (II) from the transferor of such other evidence as FLYi may request (including presentation of an opinion from transferor’s counsel, which opinion must be reasonably acceptable to FLYi) to the effect that such re-offer, resale, pledge or transfer is exempt from registration under the Securities Act and in compliance with other applicable laws, or (4) pursuant to a registration statement as described in Section 3 hereof; and (B) it will, and each subsequent holder is required to, notify any purchaser, pledgee or other transferee of the Shares from it of the resale restrictions referred to in the preceding clause (A);

(v)                                 acknowledges that the certificate representing the Shares will bear the following legend:

 “THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ACKNOWLEDGES THAT SUCH SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND AGREES THAT (A) IT WILL NOT RE-OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER SUCH SECURITIES OTHER THAN (1) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH CASE TO THE RECEIPT BY FLYI, INC., (I) FROM THE PROPOSED TRANSFEREE OF A LETTER CERTIFYING THAT SUCH PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION THEREOF AND CONTAINING CERTAIN OTHER CERTIFICATIONS, REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE AGREEMENT DATED AS OF FEBRUARY __, 2005, BETWEEN FLYI, INC., AND THE BENEFICIARY AND (II) FROM THE TRANSFEROR SUCH OTHER EVIDENCE AS FLYI, INC., MAY REQUEST (INCLUDING PRESENTATION OF AN OPINION FROM TRANSFEROR’S COUNSEL, WHICH OPINION MUST BE REASONABLY ACCEPTABLE TO FLYI) TO THE EFFECT THAT SUCH RE-OFFER, RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH OTHER APPLICABLE LAWS, OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (B) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER, PLEDGEE OR OTHER TRANSFEREE OF SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN THE PRECEDING CLAUSE (A).”;

(vi)                              represents that it (A) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares; (B) has had the opportunity to ask questions of FLYi about, and to receive to its satisfaction information about, the business and financial condition of FLYi; (C) is fully capable of understanding and evaluating the risks associated with the ownership of the Shares; (D) has the ability to bear the economic risks of an investment in the Shares; and (E) is capable of and understands that it may be required to bear the financial risks of an investment in the Shares for an indefinite period of time; and

(vii)                           acknowledges that FLYi will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements, and agrees that if any of such acknowledgements, representations and agreements is no longer accurate, it will promptly notify FLYi.

Section 3.                                          Registration of the Shares.

(a)                                  FLYi shall prepare and, as soon as practicable but in no event after May 16, 2005, file with the Securities and Exchange Commission a registration statement on the applicable form (the “Registration Statement”) covering the resale of the Shares.  FLYi shall use commercially reasonable efforts to cause the Registration Statement (i) to be declared effective under the Securities Act of 1933 (“Securities Act”), and (ii) to continue the effectiveness of such Registration Statement until the earlier of (A) the second anniversary of the date the Shares are issued or (B) the expiration of the holding period under Rule 144(k) under the Securities Act that would be applicable to a sale by a non-affiliate (as defined in Rule 144) of FLYi.

(b)                                 Notwithstanding anything herein to the contrary, FLYi may suspend availability of the Registration Statement and the related prospectus for a discrete period of time, upon (i) issuance by the SEC of a stop order suspending effectiveness of the Registration Statement or the initiation of proceedings under Section 8(d) or 8(e) of the Securities Act, (ii) occurrence of any event or the existence of any fact as a result of which the Registration Statement may contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (iii) the occurrence or existence of any pending development that in the reasonable discretion of FLYi, makes it appropriate to suspend the availability of the Registration Statement.

(c)                                  In the case of clause (b)(ii) above, FLYi shall prepare as promptly as practicable a post-effective amendment to the Registration Statement or supplement to the related prospectus or any document incorporated therein or file any other document that would be incorporated therein so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

(d)                                 FLYi will use commercially reasonable best efforts to ensure that the use of the Registration Statement and related prospectus may be resumed (i) in the case of clause (b)(i) above, as promptly as practicable, and (ii) in the case of clause (b)(ii) above, as soon as, in the sole judgment of FLYi, public disclosure of such event or fact would not be prejudicial to or contrary to the interests of FLYi or, if necessary to avoid unreasonable burden or expense, as soon as practicable thereafter and (z) in the case of clause (b)(iii) above, as soon as in the reasonable discretion of FLYi, such suspension is no longer appropriate.

Section 4.                                          Notices.

All notices relating to this Agreement shall be in writing, and given by U.S. mail, courier service or facsimile or any other customary means of communication, and any such notice shall be effective when delivered to the recipient thereof, to its address (including email address or facsimile number, as the case may be) set forth below its signature of this Agreement.

Section 5.                                          Miscellaneous.

(a)                                  This Agreement may be executed in counterparts.  Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original.  Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original, but all of such counterparts together shall constitute one instrument.

(b)                                 This Agreement, including all schedules, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided that, notwithstanding the foregoing, the provisions of the AAOD and any confidentiality agreement between the parties entered into in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement.

(c)                                  The provisions of this Agreement may be modified or amended only by an instrument or instruments in writing signed by each party hereto.

Section 6.                                          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)                                  THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto, to the extent it may do so under applicable law, for purposes hereof, hereby (i) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and the courts of the Commonwealth of Virginia sitting in the County of Fairfax and to the non-exclusive jurisdiction of the U.S. District Court for the Southern District of New York and the Eastern District of Virginia, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (ii) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

(c)                                  EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

[Signature pages follow immediately.]

The parties hereto have signed this Agreement as of the date first written above.

Sincerely yours,

FLYI, INC.

By
Name:
Title:

Address:
45200 Business Court
Dulles, Virginia 20166
		Attn:	[ ]
		Fax:	[( ) - ]
		Tel:	(703) 650-6000

Acknowledged and agreed:

(Beneficiary)

By
Name:
Title:

Address:

Attn:	[ ]
Fax:	[( ) - ]
Tel:	( ) -

Name of Beneficiary	Number of Shares
[Insert # Shares]